UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2019

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-3343

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.75% Notes due 2023	SAB	New York Stock Exchange
6.25% Notes due 2025	SAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 10, 2019, Saratoga Investment Corp. (the “Company”) entered into an amendment (the “Amendment”) to the equity distribution agreement (as amended, the “Equity Distribution Agreement”), by and among the Company, Saratoga Investment Advisors, LLC, Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc., to increase the maximum aggregate offering price of the Company’s “at-the-market” offering of its common stock, par value $0.001 per share (the “Common Stock”), from $70 million to $130 million.

Further details regarding the Equity Distribution Agreement and the “at the market” offering are set forth in the Prospectus Supplement, dated July 11, 2019, as supplemented by Supplement No. 1 to the Prospectus Supplement, dated October 10, 2019 (collectively, the Prospectus Supplement”).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the opinion of Eversheds Sutherland (US) LLP relating to the legality of the issuance and sale of the Common Stock pursuant to the Prospectus Supplement is attached as Exhibit 5.1 hereto.

The shares of Common Stock, if any, will be issued pursuant to the Company’s shelf registration statement on Form N-2 (File No. 333-227116) and the Prospectus Supplement, as supplemented from time to time.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Eversheds Sutherland (US) LLP

10.1	Amendment No. 5, dated October 10, 2019, to the Equity Distribution Agreement, dated March 16, 2017, as amended, by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC and B. Riley FBR, Inc.

23.1	Consent of Eversheds Sutherland (US) LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.
Date: October 10, 2019

	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer and Secretary